SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 27, 2008
(Date of Report)
CNA SURETY CORPORATION
(Exact name of Registrant as specified in its charter)
1-13277
(Commission File No.)

Delaware (State or other jurisdiction)	36-4144905 (IRS Employer Identification No.)

333 S. Wabash Ave., Chicago, Illinois	60604
(Address of principal executive offices)	(Zip code)
(312) 822-5000
(Registrant’s telephone number, include area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     See Exhibit 99 to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
          Exhibit 99 — CNA Surety Corporation Press Release issued on March 27, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNA SURETY CORPORATION (Registrant)
By:	/s/ John F. Corcoran
John F. Corcoran
Senior Vice President and Chief Financial Officer

Dated: March 27, 2008

EXHIBIT INDEX
Exhibit No.
     99. CNA Surety Corporation Press Release issued on March 27, 2008.